UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 4, 2026
Lucid Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 4, 2026, Lucid Group, Inc. (the “Company”) entered into a Transition Agreement and Release (the “Transition Agreement”) with Taoufiq Boussaid, the Company’s former Chief Financial Officer.
Pursuant to the Transition Agreement, beginning on the Effective Date as defined therein, Mr. Boussaid will serve as a Senior Advisor through December 31, 2026 (the “Separation Date”) and receive a monthly salary of $10,000, employee benefits and continued equity award vesting through the Separation Date, subject to the terms and conditions of the Transition Agreement.
Subject to Mr. Boussaid’s continued employment in good standing through the Separation Date, timely execution and non-revocation of a release of claims thereafter, and satisfaction of the other terms and conditions set forth in the Transition Agreement, Mr. Boussaid will receive the amounts he is otherwise eligible to receive under the Company's Executive Severance Plan and his offer letter that had last applied to him while he served as the Company’s Chief Financial Officer, a prorated 2026 annual bonus of $156,390, as well as his company vehicle.
The Transition Agreement also contains customary releases of claims, confidentiality, non-disparagement, cooperation and other restrictive covenant provisions.
The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement entered into between the Company and Mr. Boussaid, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2026.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2026

LUCID GROUP, INC.

	By:	/s/ Alexander De Bock
Alexander De Bock
Chief Financial Officer